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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 23, 1994

                        SOUTHERN CALIFORNIA GAS COMPANY
            (Exact name of registrant as specified in its charter)

           CALIFORNIA                   1-1402              95-1240705
           ----------                   ------              ----------
  (State or other jurisdiction        (Commission        (I.R.S. Employer
        of incorporation)             File Number)      Identification No.)


             555 WEST FIFTH STREET, LOS ANGELES, CALIFORNIA  90013
             -----------------------------------------------------
           (Address of principal executive officers)       (Zip code)

        Registrant's telephone number, including area code: (213) 244-1200
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ITEM 5.    OTHER EVENTS.

     On November 23, 1994, Southern California Gas Company commenced a program offering from time to time up to $312,000,000 aggregate principal amount of its Medium Term Notes.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit 1    -- Execution copy of Distribution Agreement among Southern
                California Gas Company; Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated; Lehman Brothers, Lehman Brothers Inc.; and CS First Boston Corporation.
Exhibit 4(a) -- Specimen of Fixed Rate Note.
Exhibit 4(b) -- Specimen of Floating Rate Note.




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                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SOUTHERN CALIFORNIA GAS COMPANY
                                    -------------------------------
                                             (Registrant)



Date: November 23, 1994                   /s/  RALPH TODARO
                                    --------------------------------
                                               Ralph Todaro
                                      Vice President -- Finance and
                                                Controller




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